SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 24, 2004
(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA		94105

(Address of principal executive offices)		(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Effective June 24, 2004, Critical Path, Inc. (the “Company”) and Computershare Trust Company, Inc. (“Computershare”) amended (“Amendment No. 5”) the Preferred Stock Rights Agreement dated as of March 19, 2001 between the Company and Computershare, as Rights Agent, as amended by Amendment No. 1, dated as of November 6, 2001 (“Amendment No. 1”), Amendment No. 2, dated as of November 18, 2003 (“Amendment No. 2”) and Amendment No. 3, dated as of January 16, 2004 (“Amendment No. 3”), and Amendment No. 4, dated as of March 9, 2004 (“Amendment No. 4”) (collectively, the “Rights Agreement”). The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5. Capitalized terms not defined herein have the meanings as set forth in the Rights Agreement.

1.	Under Amendment No. 1, the definition of Acquiring Person was revised to exclude General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., and GapStar, LLC (referred to collectively with their respective Affiliates and Associates as “GAP”), Vectis CP Holdings, LLC (referred to collectively with their respective Affiliates and Associates as “Vectis”) and Cenwell Limited and Campina Enterprises Limited (referred to collectively with their respective Affiliates and Associates as “Cenwell”) as a result of the execution of that certain Stock and Warrant Purchase Agreement, dated November 8, 2001, among the Company and the Purchasers named therein or as a result of any of the transactions contemplated by such agreement.

2.	Under Amendment No. 2, the definition of Acquiring Person was revised to exclude Cenwell, Great Affluent Limited, Lion Cosmos Limited and Dragonfield Limited (referred to collectively with respective Affiliates and Associates and together with Cenwell, the “Cenwell Group”), GAP and Vectis as a result of the execution of that certain Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, among the Company, GAP and the Cenwell Group or as a result of any of the transactions contemplated by such agreement.

3.	Under Amendment No. 3, the definition of Acquiring Person was revised to exclude Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited and Zaxis Partners, L.P., (referred to collectively with their Affiliates and Associates as “Apex”) as a result of the execution of the Convertible Note Purchase Agreement, dated January 16, 2004, among the Company and the Lenders named therein or as a result of any of the transactions contemplated by such agreement.

4.	Under Amendment No. 4, the definition of Acquiring Person was revised to exclude Apex as a result of the execution of the Convertible Note Purchase Agreement, dated March 9, 2004, among the Company and the Lenders named therein or as a result of any of the transactions contemplated by such agreement.

5.	Under Amendment No. 5, the definition of Acquiring Person was revised to exclude Peter Kellner (referred to collectively with his Affiliates and Associates as “Kellner”) as a result of his participation in that certain rights offering of the Company as described in the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on December 24, 2003, as amended or supplemented (the “Rights Offering”) or as a result of any of the transactions contemplated by the Rights Offering.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

4.1	Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.2	Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.3	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.4	Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.5	Amendment No. 4 to Preferred Stock Rights Agreement dated as of March 9, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.5 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.6	Amendment No. 5 to Preferred Stock Rights Agreement dated as of June 24, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.6 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 24, 2004

CRITICAL PATH, INC.
By:	/s/ Michael J. Zukerman
	Name:	Michael J. Zukerman
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Exhibit
4.1	Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).
4.2	Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).
4.3	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).
4.4	Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).
4.5	Amendment No. 4 to Preferred Stock Rights Agreement dated as of March 9, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.5 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).
4.6	Amendment No. 5 to Preferred Stock Rights Agreement dated as of June 24, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.6 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).